LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                                   ("Lincoln")


                Lincoln Life & Annuity Variable Annuity Account H
                              American Legacy Suite

                Lincoln New York Account N for Variable Annuities
                                ChoicePlus Suite
                               ChoicePlus II Suite
                           ChoicePlus Assurance Suite
                                ChoicePlus Design


      Supplement dated October 29, 2007 to the Prospectus dated May 1, 2007

This Supplement outlines a change to your Lincoln individual variable annuity. Please read it carefully to determine how this change affects you. The Supplement is for informational purposes and requires no action on your part.

Guaranteed Income Benefit. A secondary life is now available on new elections of i4LIFE(R) Advantage on qualified contracts if either the 4LATERSM Advantage Guaranteed Income Benefit or the i4LIFE(R) Advantage Guaranteed Income Benefit has been elected.



               Please retain this Supplement for future reference.